UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Extraordinary General Meeting of Shareholders of Cimpress N.V. on May 27, 2016, our shareholders approved our 2016 Performance Equity Plan. Our Supervisory Board and Management Board administer this plan, which allows us to grant performance-based share units, or PSUs, entitling the recipient to receive the number of Cimpress ordinary shares set forth in the applicable award agreement at such time the PSU award vests based upon continued service to Cimpress and the achievement of objective, predetermined levels of Cimpress' three-year moving average share price. We may grant PSUs under the plan to our employees, officers, directors (including members of the Management Board and Supervisory Board), consultants, and advisors. Subject to adjustment in the event of stock splits, stock dividends and other similar events, we may make awards under the plan for up to 8,000,000 of our ordinary shares.

The foregoing is not a complete description of the 2016 Performance Equity Plan and is qualified by reference to the full text and terms of the plan, which is filed as an exhibit to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

Cimpress N.V. held an Extraordinary General Meeting of Shareholders on May 27, 2016, at which our shareholders took the following actions on the following proposals. There were 31,468,685 ordinary shares of Cimpress issued, outstanding, and eligible to vote at the record date of April 29, 2016.

(1) Our shareholders approved our 2016 Performance Equity Plan.

(2) Our shareholders amended the Remuneration Policy applicable to our Management Board to allow our Supervisory Board to grant performance awards under the 2016 Performance Equity Plan to the members of our Management Board.

(3) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 27, 2021, to issue ordinary shares or grant rights to subscribe for ordinary shares pursuant to our 2016 Performance Equity Plan.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Approve 2016 Performance Equity Plan	23,904,970	4,452,855	7,711	—
2. Amend Remuneration Policy applicable to Management Board	24,096,297	4,245,735	23,504	—
3. Authorize issuance of ordinary shares under 2016 Performance Equity Plan	24,064,727	4,296,075	4,734	—

Item 9.01.  Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2016	CIMPRESS N.V.

	By:	/s/Lawrence A. Gold
Lawrence A. Gold
Senior Vice President, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
10.1	2016 Performance Equity Plan